                                                                   Exhibit 10.11

                                 RelationServe
             Building Online Relationships, Once Customer at a Time

February 1, 2006

Danielle Karp
20021 NE 21st Avenue
Miami, Florida 33179

            RE:   RELEASE AND EMPLOYMENT SEVERANCE AGREEMENT

Dear Ms. Karp:

            The purpose of this letter Agreement ("Agreement") is to confirm our mutual  understanding  and agreement  concerning your  resignation of employment from  RelationServe  Media, Inc.  ("Company").  The terms and conditions of this
Agreement are as set forth below:

            1. You agree that you have resigned from Company effective within 48 hours upon the conclusion of the audit  presently  being conducted by Marcum and
Kliegman, with an expected completion date of February 1, 2006.

            2. If you indicate your  acceptance  of the terms and  conditions of this Agreement by signing and returning this letter to the undersigned signatory for Company on or before February 2, 2006,  pursuant to the terms and conditions set forth  below,  you will  receive  payments  from  Company  in the  amount of
Twenty-five  Thousand and No/100ths  Dollars  ($25,000.00)  now and  Twenty-five
Thousand and  No/100ths  Dollars  ($25,000.00)  on February 1, 2006.  All of the
employee's   stock  options   (100,000)  will  be  fully  vested  upon  date  of
termination.

            3. In  consideration  of the payment set forth in  paragraph 2 supra and for other good and valuable  consideration,  the receipt and  sufficiency of which you hereby acknowledge, you agree to the following:

            a. You  hereby  voluntarily  release  and  discharge  all  known and unknown claims,  promises,  causes of action, or similar rights of any type that you  presently  have or may have against or with respect to Company.  The claims which you hereby release and discharge  include,  but are not limited to, claims that in any  way  relate  to:  (I)  your  employment  with  Company  and/or  the resignation therefrom,  such as claims for compensation,  bonuses,  commissions, outstanding invoice claims,  pay-in-lieu of notice,  automotive  expenses,  lost wages, unused accrued vacation or sick pay, reinstatement,  retaliation,  or any kind of state or federal  statutory,  constitutional or common law claims;  (II)
the design or  administration  of a benefit plan or any other  employee  benefit program;  (III) any rights you may have to severance  or similar  benefits or to post-employment  health or group insurance  benefits;  and/or (IV) any claims to attorneys' fees or other indemnities.

DANIELLE KARP
FEBRUARY 1, 2006

      You further  understand  that the claims you are releasing and discharging may arise under differing laws, including, but not limited to, the following:

            ANTIDISCRIMINATION  STATUTES,  such  as the  Age  Discrimination  in
Employment   Act  ("ADEA");   Executive   Order  11141,   which   prohibits  age
discrimination  in  employment;  Title VII of the Civil  Rights Act of 1964,  as amended,  the Civil Rights Act of 1866 (42 U.S.C. ss. 1981), and Executive Order
11246,  which prohibit  discrimination  based on race,  color,  national origin,
religion,   or  sex;  all  applicable   state  and  local  laws  which  prohibit
discrimination  based on race, creed,  color,  national origin,  ancestry,  age, marital status,  disability, sex or a typical hereditary cellular or blood trait of any kind,  or because of the liability for service in the Armed Forces of the
United States or the  nationality  of any  individual;  the Equal Pay Act, which prohibits  paying men and women unequal pay for equal work;  the Americans  with
Disabilities  Act and  Sections 503 and 504 of the  Rehabilitation  Act of 1973,
which prohibits  discrimination  against the disabled;  the Florida Civil Rights
Act of 1992; the Florida  Religious  Freedom  Restoration  Act; Florida Workers'
Compensation Law (except claims for compensation  arising out of injuries);  and any other federal, state, or local laws prohibiting employment discrimination.

            FEDERAL  AND  STATE  LABOR  AND  EMPLOYMENT  STATUTES,  such  as the
National  Labor  Relations Act; the WARN Act, which requires that advance notice be given  of  certain  workforce  reductions;  the  Employee  Retirement  Income
Security Act of 1974, which, among other things, protects employee benefits; the
Fair Labor  Standards Act of 1938,  as amended,  which  regulates  wage and hour matters;  the Consolidated  Omnibus Budget  Reconciliation Act of 1986 ("COBRA")
which  requires an employer to give notice of an  employee's  right,  if any, to continue medical  insurance at the employee's cost; the Family and Medical Leave
Act of 1993 which requires  employers to provide leaves of absence under certain circumstances;  any other federal laws relating to employment, such as veterans'
re-employment; and rights and claims under federal, state or local wage and hour laws.

            OTHER LAWS,  such as federal,  state,  or local laws  restricting an employer's right to terminate employees, or otherwise regulating employment; any federal,  state, or local law enforcing express or implied employment  contracts or requiring  an employer to deal with  employees  fairly or in good faith;  any other  federal,  state,  or local laws providing  recourse for alleged  wrongful
discharge,  physical  or  personal  injury,  workers'  compensation,   emotional
distress, fraud, negligent misrepresentation, defamation, and similar or related claims.

            The laws  referred to  hereinabove  include  statutes,  regulations, and/or other administrative guidance, and common law doctrines.

            4. You understand  the word "claims" to include all actions,  claims and grievances,  whether actual or potential, known or unknown, and specifically

DANIELLE KARP
FEBRUARY 1, 2006

but not  exclusively  all claims arising out of your employment with Company and separation  therefrom.  All such claims (including  related  attorney's fees and costs) are forever  barred by this Agreement and without regard to whether those claims are based on any  alleged  breach of duty  arising in contract or tort or
any  alleged   unlawful   act,   including,   without   limitation,   disability
discrimination.

            5. You  understand  and agree that this  Agreement  is a release and discharge of claims by you and does not  constitute an admission by Releasees of liability  or violation  of any  applicable  state or federal law or any rule or regulation.  Unless  required by a Court or  administrative  agency of competent authority, you agree and covenant that you will maintain the confidentiality of, and  not  disclose,  reveal,  publish,  disseminate,  or  discuss,  directly  or indirectly,  to or with any other  person or entity the terms of this  Agreement
(including  whether  or not  any  amount  was  paid,  the  amount  paid,  or any information with respect to this Agreement) except to your attorney,  accountant or spouse for the purpose of obtaining advice regarding this Agreement.

            You further agree that if you breach this  section,  you will not be entitled  to the  consideration  set forth in  section 2 supra and that you will make full restitution to Company of the value of the consideration  described in section 2 supra within ten (10) days after you have received written notice from
Company that you have breached this section.

            6. You  acknowledge  that you may possess secret,  confidential,  or proprietary  information  or trade secrets  concerning  the  operations,  future plans,  or business  methods of Releasees.  You promise never to use or disclose any such information.

            7. You agree to return all of Company's  property in your possession
including   but  not  limited  to  all  keys,   business   files  or   documents
simultaneously with the delivery of this Agreement,  executed on your behalf, to
Company.

            8.  You  agree  that you  shall  not,  at any time or in any  place, knowingly  seek,  apply for,  or accept  employment  with  Company or any of its
subsidiaries,  successors,  assigns,  representatives,   divisions,  affiliates,
partnerships and/or joint ventures.

            9. You agree to refrain  from  taking  action or making  statements, written or oral, which disparage or defame the goodwill or reputation of Company and/or which could adversely affect the morale of Company's employees.

            10. So long as you comply with all terms,  provisions and conditions of this Release and Employment  Severance  Agreement,  Company hereby  voluntary release and discharge all known and unknown claims, promises,  causes of action, or similar  rights of any type that we  presently  have,  or may have against or with respect to you, your heirs, executors,  administrators,  all persons acting by  through,  under or in  concert  with  any of them  hereinafter  referred  to

DANIELLE KARP
FEBRUARY 1, 2006

collectively  as  "Releasees".  The claims which we hereby release and discharge include,  but are not  limited  to  claims  that in  anyway  relate  to (1) your employment with the company and/or the resignation therefrom, such as claims for compensation,  bonuses, commissions,  outstanding invoice claims, pay in lieu of notice,  automotive  expenses,  loss wages, unused accrued vacation or sick pay, reinstatement,  retaliation,  or any other kind of state of  federal  statutory, constitutional  or common law claims;  (2) the design or  administration  of any benefit plan or any other employee benefit  program;  (3) any rights we may have against  you with  respect  to any  such  benefits;  and/or  (4) any  claims  to attorneys' fees or other indemnities.

            11. This  Agreement is made and entered into in the State of Florida and shall in all respects be  interpreted,  enforced and governed under the laws of said State.

            Should any provision of this  Agreement be declared or be determined by any  court of  competent  jurisdiction  to be wholly  or  partially  illegal, invalid,  or unenforceable,  the legality,  validity,  and enforceability of the remaining parts,  terms, or provisions shall not be affected  thereby,  and said illegal,  unenforceable, or invalid part, term, or provision shall be deemed not to be a part of this Agreement.

            Please  acknowledge  your  agreement to the terms and conditions set forth above by signing and dating below where indicated.

                                    Sincerely,

                                    RelationServe Media, Inc.

                                    By: /s/ Shawn McNamara
                                        ----------------------------------------
                                        Name Printed:    Shawn McNamara
                                        Title: C.E.O.

                                  CERTIFICATION

            I knowingly and  voluntarily  have entered  into,  and agreed to the
Agreement set forth above, understanding its significance and my obligations.

DATED: 2/2/06                           /s/ Danielle Karp
      --------                          ----------------------------------------
                                        DANIELLE KARP

STATE OF FLORIDA              )
                              ) SS:
COUNTY OF BROWARD COUNTY      )

            BEFORE ME, the undersigned  authority,  this day personally appeared
DANIELLE KARP,  who, after being first duly sworn,  deposes and says that she is the person who acknowledged and swore before me that said Release and Employment
Severance  Agreement  was truthful and complete to the best of her knowledge and ability.

            WITNESS my hand and seal in the County and State last aforesaid this
2nd day of January, 2006.

                                        Notary Signature

                                        Printed Name  Marianne Cuffari

My Commission Expires:

      Personally Known to Me
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      Produced Identification
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      Type of Identification Produced: ___________________